EXHIBIT 99

MBT Financial Corp. Announces Revised 2012 Profit

MONROE, Mich., February 13, 2013 – MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported a revision to its preliminary results that were announced on January 24, 2013. The Bank reassessed recent guidance from banking regulators regarding the Allowance for Loan and Lease Losses (ALLL) on troubled debt restructurings, and decided to increase its ALLL as of December 31, 2012 by recording an additional provision for loan loss expense of $500,000. As a result, the previously announced preliminary fourth quarter 2012 net profit of $6,118,000, or $0.36 per share (basic and diluted), is reduced to $5,618,000, or $0.32 per share (basic and diluted). The previously announced full year profit of $8,976,000, or $0.52 per share (basic and diluted) is reduced to $8,476,000, or $0.49 per share (basic and diluted) and the ALLL increased from the previously reported $16,799,000 to $17,299,000.

H. Douglas Chaffin, President and CEO, commented, “Throughout the financial and economic crisis we continued to work with our customers who were struggling financially. We currently have $38.5 million of loans in which we restructured payment terms and/or interest rates that are considered Troubled Debt Restructurings (TDRs). Even though payments on these loans are current and are performing according to the terms of the restructure, they are classified technically as “non-performing” for reporting purposes.  The Company recorded the additional provision expense as a result of recently issued guidance from the Federal bank regulatory agencies recommending additional reserves be taken with respect to certain performing TDRs. While there appears to be some conflict between this new regulatory guidance and the traditional accounting treatment in calculating reserves for loans of this type, we recalculated our ALLL and increased our allowance for the fourth quarter to follow the most conservative approach.”

These revised results are preliminary and unaudited. Final, audited results will be included in the Company’s Annual Report on Form 10-K which we anticipate filing with the SEC in mid March. These preliminary results include significant estimates based on preliminary analyses which may change due to subsequent events or completion of more thorough analyses. The most significant estimates included in these results are the Allowance for Loan Losses and the Deferred Tax Asset Valuation Allowance.

About the Company

MBT Financial Corp. (NASDAQ: MBTF), a single bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (MBT).

Founded in 1858, MBT is one of the largest community banks in Southeast Michigan. MBT is a full-service bank, offering a complete range of business and personal accounts, credit options, and phone and online banking services. MBT’s Wealth Management Group is one of the largest and most respected in Southeastern Michigan. With 24 offices, 40 ATMs, and a comprehensive array of products and services, MBT prides itself in offering an incomparable banking experience for its customers. Visit MBT’s web site at www.mbandt.com.

Forward-Looking Statements

Certain statements contained herein are not based on historical facts and are “forward-looking statements” within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company’s control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:
H. Douglas Chaffin	John L. Skibski	John Betrus
Chief Executive Officer	Chief Financial Officer	Director of Marketing
(734) 384-8123	(734) 242-1879	(734) 240-2341
doug.chaffin@mbandt.com	john.skibski@mbandt.com	john.betrus@mbandt.com

MBT FINANCIAL CORP.

CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

	Quarterly					Year to Date
(dollars in thousands	2012	2012	2012	2012	2011
except per share data)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2012	2011

EARNINGS
Net interest income	$8,316	$8,621	$8,784	$8,928	$8,824	$34,649	$35,127
FTE Net interest income	$8,456	$8,766	$8,936	$9,105	$8,981	$35,263	$35,768
Provision for loan and lease losses	$2,500	$1,550	$1,050	$2,250	$2,500	$7,350	$13,800
Non interest income	$4,173	$4,023	$3,564	$4,677	$6,390	$16,437	$18,230
Non interest expense	$9,371	$9,689	$9,622	$10,012	$11,783	$38,694	$42,819
Net income (loss)	$5,618	$1,388	$253	$1,217	$431	$8,476	$(3,762)
Basic earnings (loss) per share	$0.32	$0.08	$0.01	$0.07	$0.02	$0.49	$(0.22)
Diluted earnings (loss) per share	$0.32	$0.08	$0.01	$0.07	$0.02	$0.49	$(0.22)
Average shares outstanding	17,385,761	17,321,337	17,315,696	17,304,781	17,285,762	17,332,012	17,270,528
Average diluted shares outstanding	17,452,206	17,402,653	17,382,419	17,347,641	17,285,762	17,387,059	17,270,528

PERFORMANCE RATIOS
Return on average assets	1.79%	0.45%	0.08%	0.39%	0.14%	0.68%	-0.30%
Return on average common equity	27.96%	7.09%	1.33%	6.39%	2.26%	10.90%	-5.11%

Base Margin	2.84%	2.94%	3.06%	3.10%	3.07%	2.98%	3.03%
FTE Adjustment	0.05%	0.05%	0.05%	0.06%	0.06%	0.05%	0.06%
Loan Fees	0.03%	0.06%	0.04%	0.03%	0.03%	0.04%	0.04%
FTE Net Interest Margin	2.92%	3.05%	3.15%	3.19%	3.16%	3.07%	3.13%

Efficiency ratio	70.69%	69.72%	68.86%	73.19%	68.80%	70.59%	69.74%
Full-time equivalent employees	357	352	348	349	349	352	349

CAPITAL
Average equity to average assets	6.41%	6.28%	6.21%	6.16%	6.14%	6.26%	5.89%
Book value per share	$4.80	$4.57	$4.43	$4.38	$4.38	$4.80	$4.38
Cash dividend per share	$-	$-	$-	$-	$-	$-	$-

ASSET QUALITY
Loan Charge-Offs	$4,658	$2,156	$2,369	$2,832	$3,733	$12,015	$15,872
Loan Recoveries	$334	$243	$324	$198	$229	$1,099	$1,714
Net Charge-Offs	$4,324	$1,913	$2,045	$2,634	$3,504	$10,916	$14,158

Allowance for loan and lease losses	$17,299	$19,123	$19,486	$20,481	$20,865	$17,299	$20,865

Nonaccrual Loans	$31,343	$44,422	$40,139	$45,436	$50,717	$31,343	$50,717
Loans 90 days past due	$1	$138	$2	$2	$20	$1	$20
Restructured loans	$38,460	$28,184	$26,134	$25,954	$24,774	$38,460	$24,774
Total non performing loans	$69,804	$72,744	$66,275	$71,392	$75,511	$69,804	$75,511
Other real estate owned & other assets	$14,294	$13,784	$12,777	$14,277	$16,711	$14,294	$16,711
Nonaccrual Investment Securities	$3,045	$2,916	$2,829	$2,888	$2,984	$3,045	$2,984
Total non performing assets	$87,143	$89,444	$81,881	$88,557	$95,206	$87,143	$95,206
Problem Loans Still Performing	$38,086	$42,359	$44,918	$40,592	$41,558	$38,086	$41,558
Total Problem Assets	$125,229	$131,803	$126,799	$129,149	$136,764	$125,229	$136,764

Net loan charge-offs to average loans	2.69%	1.15%	1.23%	1.57%	2.01%	1.65%	1.97%
Allowance for loan losses to total loans	2.75%	2.94%	2.91%	3.07%	3.07%	2.75%	3.07%
Non performing loans to gross loans	11.10%	11.17%	9.91%	10.70%	11.10%	11.10%	11.10%
Non performing assets to total assets	6.87%	7.24%	6.63%	7.08%	7.69%	6.87%	7.69%
Allowance to non performing loans	24.78%	26.29%	29.40%	28.69%	27.63%	24.78%	27.63%

END OF PERIOD BALANCES
Loans and leases	$628,769	$651,218	$668,604	$667,294	$680,510	$628,769	$680,510
Total earning assets	$1,167,318	$1,138,424	$1,138,191	$1,152,128	$1,139,172	$1,167,318	$1,139,172
Total assets	$1,268,595	$1,236,064	$1,235,271	$1,250,449	$1,238,027	$1,268,595	$1,238,027
Deposits	$1,048,830	$1,020,410	$1,017,502	$1,035,550	$1,022,310	$1,048,830	$1,022,310
Interest Bearing Liabilities	$987,949	$974,097	$976,218	$998,226	$984,593	$987,949	$984,593
Shareholders’ equity	$83,505	$79,098	$76,784	$75,899	$75,711	$83,505	$75,711
Total Shares Outstanding	17,396,179	17,324,063	17,318,153	17,312,707	17,291,729	17,396,179	17,291,729

AVERAGE BALANCES
Loans and leases	$640,558	$660,901	$668,632	$672,907	$690,569	$660,694	$717,772
Total earning assets	$1,154,384	$1,144,823	$1,140,410	$1,145,865	$1,129,960	$1,146,388	$1,145,439
Total assets	$1,247,129	$1,240,752	$1,234,984	$1,242,995	$1,231,959	$1,241,480	$1,248,822
Deposits	$1,030,677	$1,025,730	$1,019,305	$1,027,501	$1,015,703	$1,025,817	$1,030,717
Interest Bearing Liabilities	$972,104	$979,494	$980,007	$993,711	$977,956	$981,298	$1,010,671
Shareholders’ equity	$79,940	$77,884	$76,637	$76,625	$75,673	$77,777	$73,584

MBT FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED

	Quarter Ended December 31,		Year Ended December 31,
Dollars in thousands (except per share data)	2012	2011	2012	2011
Interest Income
Interest and fees on loans	$8,277	$9,342	$35,050	$39,712
Interest on investment securities-
Tax-exempt	329	346	1,405	1,415
Taxable	1,862	2,071	7,885	8,282
Interest on balances due from banks	50	39	195	151
Total interest income	10,518	11,798	44,535	49,560

Interest Expense
Interest on deposits	1,366	2,077	6,330	10,698
Interest on borrowed funds	836	897	3,556	3,735
Total interest expense	2,202	2,974	9,886	14,433

Net Interest Income	8,316	8,824	34,649	35,127
Provision For Loan Losses	2,500	2,500	7,350	13,800

Net Interest Income After
Provision For Loan Losses	5,816	6,324	27,299	21,327

Other Income
Income from wealth management services	1,169	964	4,028	3,919
Service charges and other fees	1,172	1,172	4,564	4,694
Net gain on sales of securities	41	433	1,280	1,084
Origination fees on mortgage loans sold	278	211	902	482
Bank Owned Life Insurance income	380	2,400	1,458	3,607
Other	1,133	1,210	4,205	4,444
Total other income	4,173	6,390	16,437	18,230

Other Expenses
Salaries and employee benefits	5,185	4,864	20,313	19,475
Occupancy expense	619	857	2,677	3,103
Equipment expense	689	777	2,915	2,941
Marketing expense	177	154	701	849
Professional fees	617	644	2,263	2,477
Collection expense	50	52	238	233
Net loss on other real estate owned	206	618	1,078	3,561
Other real estate owned expense	238	650	1,496	2,108
FDIC deposit insurance assessment	677	693	2,744	2,947
Death benefit expense	-	1,639	-	1,639
Other	913	835	4,269	3,486
Total other expenses	9,371	11,783	38,694	42,819

Profit (Loss) Before Income Taxes	618	931	5,042	(3,262)
Income Tax (Benefit) Expense	(5,000)	500	(3,434)	500
Net Profit (Loss)	$5,618	$431	$8,476	$(3,762)

Basic Earnings (Loss) Per Common Share	$0.32	$0.02	$0.49	$(0.22)

Diluted Earnings (Loss) Per Common Share	$0.32	$0.02	$0.49	$(0.22)

Dividends Declared Per Common Share	$-	$-	$-	$-

MBT FINANCIAL CORP.

CONSOLIDATED BALANCE SHEETS

	December 31, 2012	December 31,
Dollars in thousands	(Unaudited)	2011
Assets
Cash and Cash Equivalents
Cash and due from banks
Non-interest bearing	$17,116	$18,201
Interest bearing	95,391	57,794
Total cash and cash equivalents	112,507	75,995

Securities - Held to Maturity	38,786	35,364
Securities - Available for Sale	393,767	354,899
Federal Home Loan Bank stock - at cost	10,605	10,605
Loans held for sale	1,520	1,035

Loans	627,249	679,475
Allowance for Loan Losses	(17,299)	(20,865)
Loans - Net	609,950	658,610

Accrued interest receivable and other assets	10,037	7,700
Other Real Estate Owned	14,262	16,650
Bank Owned Life Insurance	49,111	47,653
Premises and Equipment - Net	28,050	29,516
Total assets	$1,268,595	$1,238,027

Liabilities
Deposits:
Non-interest bearing	$183,016	$164,852
Interest-bearing	865,814	857,458
Total deposits	1,048,830	1,022,310

Federal Home Loan Bank advances	107,000	107,000
Repurchase agreements	15,000	20,000
Accrued interest payable and other liabilities	14,260	13,006
Total liabilities	1,185,090	1,162,316

Shareholders’ Equity
Common stock (no par value)	2,397	2,099
Retained Earnings	81,211	72,735
Unearned Compensation	(27)	(87)
Accumulated other comprehensive income (loss)	(76)	964
Total shareholders’ equity	83,505	75,711
Total liabilities and shareholders’ equity	$1,268,595	$1,238,027